SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23567

BBR ALO FUND, LLC

(Exact name of registrant as specified in charter)

Matthew Shapiro
c/o BBR Partners, LLC
55 East 52nd Street, 18th Floor
New York, New York 10055

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 313-9870

With a copy to:

Nicole M. Runyan, Esq.
Brad A. Green, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
(212) 969-3000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2021

Item 1. Report to Shareholders

BBR ALO Fund, LLC

Semi-Annual Report

For the Six Months Ended September 30, 2021

(Unaudited)

BBR ALO Fund, LLC

Table of Contents
For the Six Months Ended September 30, 2021 (Unaudited)

Schedule of Investments	2-5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Statement of Cash Flows	9
Financial Highlights	10
Notes to Financial Statements	11-18
Other Information	19

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2021 (Unaudited)

Number of Shares		Value
	COMMON STOCKS — 70.5%
	COMMUNICATIONS — 6.4%
6,304	Alphabet, Inc. - Class C*	$16,802,114
12,640	Booking Holdings, Inc.*	30,005,717
58,637	Facebook, Inc. - Class A*	19,900,812
250,456	Tencent Holdings Ltd. - ADR	14,844,652
69,067	VeriSign, Inc.*	14,159,426
		95,712,721
	CONSUMER DISCRETIONARY — 13.6%
119,451	Adidas AG - ADR	18,813,688
76,698	Alibaba Group Holding Ltd. - ADR*	11,355,139
7,674	Amazon.com, Inc.*	25,209,397
20,181	Avalara, Inc.*	3,527,033
191,754	Bunzl PLC - ADR	6,347,422
187,761	Copart, Inc.*	26,046,206
279,533	DR Horton, Inc.	23,472,386
112,848	Evolution Gaming Group AB - ADR	17,215,075
30,411	Evolution Gaming NPV	4,632,107
94,305	Kering SA -ADR	6,732,556
67,593	LVMH Moet Hennessy Louis Vuitton - ADR	9,715,345
2,694	MercadoLibre, Inc*	4,524,304
5,955	NVR, Inc.*	28,548,746
65,234	Wayfair, Inc.- Class A*	16,667,939
		202,807,343
	CONSUMER STAPLES — 1.1%
47,152	Nestle SA - SP ADR	5,696,556
122,601	Unilever PLC	6,647,426
113,167	Wal-mart de Mexico SAB de CV - ADR	3,853,110
		16,197,092
	FINANCIALS — 15.0%
94,301	Aon PLC	26,948,397
377,234	Carlyle Group, Inc.	17,835,623
35,833	Credit Acceptance Corp.*	20,973,055
152,105	First Republic Bank	29,338,012
349,975	KKR & CO INC - Class A	21,306,478
70,163	Mastercard, Inc. - Class A	24,394,272
9,093	Partners Group Holding AG1	14,312,423
175,174	Primerica, Inc.	26,911,982
90,105	Upstart Holdings, Inc.	28,512,826
63,643	Visa, Inc. - Class A	14,176,478
		224,709,546

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2021 (Unaudited) (continued)

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE — 6.8%
29,430	Anthem, Inc.	$10,971,504
103,737	CSL LTD - SP ADR	10,992,886
141,459	ICON PLC*	37,065,087
160,317	Medtronic PLC	20,095,736
669,449	Siemens Healthineers AG - ADR	21,793,845
		100,919,058
	INDUSTRIALS — 8.2%
386,953	Fastenal Company	19,970,644
85,621	Graco, Inc.	5,990,901
344,264	HEICO Corp., Class A	40,771,190
51,862	Landstar System, Inc.	8,184,861
75,551	Old Dominion Freight Line, Inc.	21,606,075
35,175	TransDigm Group, Inc.*	21,969,250
12,840	Watsco, Inc.	3,397,721
		121,890,642
	MATERIALS — 1.3%
157,172	Applied Materials, Inc.	20,232,752

	TECHNOLOGY — 18.1%
59,730	Accenture PLC - Class A	19,108,822
132,466	Amadeus IT Group, S.A. - ADR	8,732,304
17,917	ASM Holding NV	13,350,136
367,570	CoStar Group, Inc.*	31,633,074
188,625	Dassault Systemes SE - SP ADR	9,938,972
342,642	Experian PLC - ADR	14,363,553
25,404	Lam Research Corp.	14,458,687
53,474	Microsoft Corp.	15,075,390
43,858	Moody’s Corp.	15,574,414
16,065	MSCI, Inc.	9,772,982
61,181	NVIDIA Corp.	12,674,256
83,259	Qorvo, Inc.*	13,920,072
414,938	Sage Group PLC - ADR	15,880,258
72,570	salesforce.com, Inc.*	19,682,435
57,229	SAP SE1	7,744,501
113,163	SAP SE - SP ADR	15,281,531
3,200	Shopify, Inc. - Class A*	4,338,496
84,096	Skyworks Solutions, Inc.	13,857,339
37,264	SS&C Technologies Holdings	2,586,122
93,681	Temenos AG - SP ADR	12,763,952
		270,737,296
	TOTAL COMMON STOCKS
	(Cost $726,339,057)	1,053,206,450

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2021 (Unaudited) (continued)

Number of Units		Value
	INVESTMENT FUNDS — 26.2%
—	Echo Street GoodCo Select, L.P.2,*	$391,095,995
	TOTAL INVESTMENT FUNDS
	(Cost $248,768,081)	391,095,995

	TOTAL INVESTMENTS — 96.7%
	(Cost $975,107,138)	1,444,302,445
	Other Assets in Excess of Liabilities — 3.3%	49,375,261
	TOTAL NET ASSETS — 100.0%	$1,493,677,706

ADR – American Depository Receipt

PLC – Public Limited Company

SP ADR – Sponsored American Depository Receipt

[1]	Foreign security denominated in U.S. Dollars.

[2]	Partnership is not designated in units. The Fund owns approximately 12.7% of Echo Street GoodCo Select, L.P.

*	Non-income producing security.

Additional information on Investment Funds is as follows:

Security	Redemption Permitted	Acquisition Date		Investment Strategy	Redemption Notice Period
Echo Street GoodCo Select, L.P.	Monthly	6/1/2019	[a]	Long-Only Equities[b]	30 Days

[a]	Represents the initial acquisition by the Predecessor Funds. Please see Note 10 for additional information.

[b]

This investment category includes investment funds that make long-only investments in equity securities that are deemed by investment managers to be undervalued and to present certain sustainable advantages.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Summary of Investments
As of September 30, 2021 (Unaudited) (continued)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Communications	6.4%
Consumer Discretionary	13.6%
Consumer Staples	1.1%
Financials	15.0%
Health Care	6.8%
Industrials	8.2%
Materials	1.3%
Technology	18.1%
Total Common Stocks	70.5%
Investment Funds	26.2%
Total Investments	96.7%
Other Assets in Excess of Liabilities	3.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Assets and Liabilities
September 30, 2021 (Unaudited)

Assets
Investments, at fair value (cost $975,107,138)	$1,444,302,445
Cash	138,341,539
Receivables:
Dividends receivable	200,311
Tax refund receivable	23,315
Interest receivable	814
Total Assets	1,582,868,424

Liabilities
Payables:
Payable for shares repurchased (see Note 8)	47,936,313
Investor Subscriptions received in advance	39,436,500
Investment Advisory fees (see Note 5)	1,028,274
Subadvisory fees (see Note 5)	789,631
Total Liabilities	89,190,718

Net Assets	$1,493,677,706

Components of Net Assets:
Paid-in capital	$982,521,384
Total distributable earnings	511,156,322
Net Assets	$1,493,677,706

Number of Shares Outstanding (unlimited number of shares authorized)	99,226,681

Net asset value per Share	$15.05

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Operations
For the Six Months Ended September 30, 2021 (Unaudited)

Income
Dividends (net of foreign withholding taxes of $304,094)	$3,604,689
Interest	4,258
Total Income	3,608,947

Expenses
Investment Advisory fees (see Note 5)	6,069,587
Subadvisory fees (see Note 5)	3,069,570
Offering costs (see Note 2)	62,291
Total Expenses	9,201,448
Net Investment Loss	(5,592,501)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	18,018,790
Foreign currency transactions	(218,867)
Net realized gain	17,799,923
Net change in unrealized appreciation/depreciation on investments	115,842,097
Net Realized and Unrealized Gain	133,642,020

Net Increase in Net Assets from Operations	$128,049,519

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2021 (Unaudited)	For the Period May 1, 2020* through March 31, 2021
Operations
Net investment loss	$(5,592,501)	$(8,323,633)
Net realized gain on investments	17,799,923	43,116,482
Net change in unrealized appreciation/depreciation on investments	115,842,097	353,353,210
Net Increase in Net Assets from Operations	128,049,519	388,146,059

Distributions to Investors
Distributions	—	(5,797,138)
Net change in Net Assets from distributions to Investors	—	(5,797,138)

Capital Share Transactions (see Note 8)
Proceeds from Reorganization (see Note 10)	—	700,611,330
Shares issued	138,870,738	284,638,168
Reinvested distributions	—	5,797,138
Shares repurchased	(70,695,324)	(75,942,784)
Net change in Net Assets from Capital Transactions	68,175,414	915,103,852

Total Increase	196,224,933	1,297,452,773

Net Assets
Beginning of period	1,297,452,773	—
End of period	$1,493,677,706	$1,297,452,773

*	Commencement of Operations

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Cash Flows
For the Six Months Ended September 30, 2021 (Unaudited)

Cash flows provided by (used in) operating activities:
Net Increase in Net Assets from Operations	$128,049,519
Adjustments to reconcile Net Increase in Net Assets from Operations to net cash used in operating activities:
Net realized gain from investments	(18,018,790)
Net change in unrealized appreciation/depreciation on investments	(115,842,097)
Return of capital distribution	590,606
Purchases of investments	(200,160,375)
Sales of investments	140,384,600
(Increase)/Decrease in assets:
Receivable for investments sold	3,796,032
Portfolio Funds purchased in advance	8,000,000
Prepaid offering costs	62,291
Dividends receivable	(36,636)
Interest receivable	(208)
Tax refund receivable	(23,315)
Increase/(Decrease) in liabilities:
Payable for Investments Purchased	(2,562,814)
Investment Advisory fees	149,970
Subadvisory fees	77,067
Net Cash Used in Operating Activities	(55,534,150)

Cash flows provided by (used in) financing activities:
Proceeds from subscriptions	153,601,138
Payments for Shares repurchased	(42,508,957)
Net Cash Provided by Financing Activities	111,092,181

Net change in cash	55,558,031

Cash
Cash, beginning of period	82,783,508
Cash at end of period	$138,341,539

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Financial Highlights

The following represents certain ratios to average net assets and other supplemental information for the period indicated. An individual investor’s ratios and returns may vary from the below based on the timing of capital transactions.

	For the Six Months Ended September 30, 2021 (Unaudited)		For the Period May 1, 2020* through March 31, 2021
Net Asset Value, Beginning of Period	$13.73		$10.00
Income from investment operations:
Net investment loss (1)	(0.07)		(0.09)
Net realized and unrealized gain on investments	1.39		3.88
Total from investment operations	1.32		3.79

Less Distributions to Investors:
From net realized gains	—		(0.06)
Net change in Net Asset Value due to distributions to Investors	—		(0.06)

Net Asset Value, End of Period	$15.05		$13.73

Total Return (2)	9.63	%(3)	37.93	%(3)

Net assets, end of period (in thousands)	$1,493,678		$1,297,453

Net investment loss to average net assets	(0.86	)%(4),(5)	(0.70	)%(4),(5)

Ratio of net expenses to average net assets	1.42	%(4),(5)	1.13	%(4),(5)

Portfolio turnover rate	9.75	%(3)	26.76	%(3)

*	Commencement of Operations

(1)	Based on average Shares outstanding for the period.

(2)

Total return reflects the changes in net asset value during the period based on the performance of the Fund and investor subscriptions and redemptions, and assumes all dividends and distributions, if any, were reinvested in accordance with the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)	Annualized, except for certain non-recurring fees.

(5)	These ratios do not include earned income or expenses incurred by the Fund through its investment in the Investment Fund.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2021 (Unaudited)

1. Organization

BBR ALO Fund, LLC (the “Fund”) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware limited liability company on January 10, 2020, and commenced operations on May 1, 2020. The Fund is the successor to BBR Active Equity – Long Only, LP and BBR Active Equity – Long Only (QP), LP, each a Delaware limited partnership that was exempt from registration under the 1940 Act pursuant to Sections 3(c)(1) and 3(c)(7) thereof, respectively (each, a “Predecessor Fund”). See Note 10. BBR Partners, LLC serves as the investment adviser to the Fund (the “Adviser”), and each of Polen Capital Management, LLC (“Polen”), Quantum Capital Management, LLC (“Quantum”) and Vulcan Value Partners, LLC (“Vulcan”) (collectively, the “Subadvisers”) has been engaged to directly manage specified portions of the Fund’s assets. The Adviser and each Subadviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by deploying its assets among a select group of long-biased equity investment managers (the “Investment Managers”), and the unregistered investment vehicles (the “Investment Funds”) and/or accounts they operate. In addition to allocating Fund assets to Investment Funds, the Adviser may allocate Fund assets to accounts operated by Investment Managers pursuant to subadvisory agreements with such Investment Managers.

Long-biased investing generally involves buying securities with the expectation that their price will increase. Investment Managers that employ long-biased equity strategies typically seek to capitalize on discrepancies between an evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of the security, and the consensus view reflected in the market price of such security. Investment Managers generally will invest primarily in equity securities and equity-linked instruments in U.S. and global markets, including emerging markets, to create long-biased holdings in various positions, sectors and/or countries. Investment Managers may focus on a particular capitalization range (e.g., small cap vs. large cap) or industry sector (e.g., healthcare, technology or consumer products), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate without specific regard for capitalization, sector or geography. Certain Investment Managers also may seek to extract value by being more trading-oriented or catalyst-driven.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund are managed under the direction of its Board of Directors (the “Board”). The Board has the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director is vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Board has engaged the Adviser to manage the day-to-day operations of the Fund, and the Subadvisers to manage allocated portions of the Fund’s assets.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Valuation of Investments

The 1940 Act provides that securities for which market quotations are “readily available” must be valued at market value, and all other securities and other assets must be valued at “fair value” as determined in good faith by the Board. The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”), and has delegated to the Adviser general responsibility for determining the value of the Fund’s investments. The Fund’s assets managed by the Subadvisers are valued in accordance with the Valuation Procedures. The value of the Fund’s assets will be based on information reasonably available on each date on which the Fund calculates its net asset value (each, a “Determination Date”) and that the Adviser believes to be reliable.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2021 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Publicly-traded equity securities are valued, except as indicated below, at the last sale price on the securities exchange or national securities market on which such securities primarily are traded (a “primary market”). If there has been no sale on such day, the securities are valued at the average of the most recent bid and asked quotations or, if no asked quotations for such security are available, at the most recent bid quotation on such exchange or market on the Determination Date.

Equity-linked instruments are valued based on the value of the underlying reference asset(s) and the terms of the instrument (e.g., an interest rate) to approximate what the Fund would receive on a current termination of the instrument. Such reference asset(s) are valued in accordance with the applicable provisions of the Valuation Procedures.

Debt securities and instruments, if any, generally are valued, to the extent possible, by an independent pricing service approved by the Board. Each pricing service provides an evaluated price based on its proprietary methodologies, which may use a variety of inputs, models and assumptions based on its methodology for a particular type of security. Debt securities and instruments for which valuation is not provided by a pricing service are valued using an evaluated price provided by Bloomberg, and if Bloomberg does not provide a price, then the security generally will be valued by obtaining prices from broker/dealers on the Determination Date. Overnight and certain other short-term debt securities and instruments with maturities of less than 60 days (excluding U.S. Treasury bills) are valued by the amortized cost method, unless a pricing service provides a valuation for such security, or, in the opinion of the Board or a committee or other person designated by the Board, the amortized cost method would not represent fair value on the Determination Date.

Derivative instruments, if any, are valued (i) by pricing services, (ii) based on the value of the underlying reference asset(s), (iii) at their last sale price on the primary market, (iv) using evaluated pricing available from Bloomberg, (v) using a quotation obtained from an independent broker/dealer, (vi) at their intrinsic value, (vii) at the most recent settlement price, (viii) at their acquisition cost until such time as market prices become available or (ix) at their fair value determined by the Valuation Committee (as defined below), as applicable.

Securities for which market prices are not readily available and securities for which quotations are deemed by the Adviser to be unreliable are fair valued or otherwise valued in accordance with the Valuation Procedures. The Board has approved the formation of a committee established by the Adviser to oversee the valuation of the Fund’s investments pursuant to the Valuation Procedures (the “Valuation Committee”), and assist in the valuation of such securities. Circumstances in which market prices may not be readily available include, but are not limited to, when an exchange or market is not open for trading for an entire trading day or closes early, or trading in a particular security is halted, and no other market prices are available. In these circumstances, portfolio management personnel of the Fund, the Adviser or the Subadvisers will seek to determine whether to recommend an adjustment to the last sale price on the primary market, and the Valuation Committee will meet as necessary, in accordance with the Valuation Procedures.

The Adviser generally will value the Fund’s investment in any Investment Funds using the “practical expedient,” in accordance with ASC Topic 820, based on the valuation provided to the Adviser by the Investment Fund in accordance with the Investment Fund’s own valuation policies, provided that the Investment Fund falls within the scope of ASC 946. The fair value of investments in Investment Funds ordinarily will be the carrying amount (book value) of the Fund’s interest in such investments, as provided to the Fund by the Investment Managers as of or prior to the relevant Determination Date. The Valuation Procedures, however, require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. As a result, the Adviser may conclude in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Fund’s interests in an Investment Fund. In accordance with the Valuation Procedures, in the absence of specific transaction activity in interests in a particular Investment Fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s interest in an Investment Fund based on the net asset value reported by the Investment Manager, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Investment Managers, upon which the Fund will calculate its month-end net asset value, may be subject to later adjustment based on information reasonably available at that time. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2021 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets ultimately are sold, and the differences may be significant.

Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. The Fund accounts for distributions received from investments as dividend income, realized gain, or return of capital based on information provided by the company. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Offering Costs

Offering costs, such as state filing fees, fees regarding the preparation and printing of the Fund’s Confidential Memorandum and legal fees pertaining to the Fund’s Shares and their offering, are accounted for as deferred costs until operations begin and are then amortized over 12 months on a straight-line basis. Offering costs of $62,291 were expensed during the six months ended September 30, 2021, as disclosed in the Statement of Operations. As a result, as of September 30, 2021, all offering costs have been expensed.

3. Select Risk Factors

The Fund’s investments may expose the Fund to various risk factors including, but not limited to the following:

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets is expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in issuers in a single sector, the risk of any investment decision is increased. While the Adviser believes that the Fund’s investment program will moderate this risk to some degree through multiple Investment Managers, no guarantee or representation is made that the Fund’s investment program will be diversified or successful.

An investment in the Fund involves a high degree of risk, including the risk that the investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Managers, the allocation of offering proceeds thereto and the performance of the

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2021 (Unaudited) (continued)

3. Select Risk Factors (continued)

Subadvisers and the Investment Funds. The Investment Managers’ investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from national or international economic conditions, volatility in the global equity, currency, real estate and fixed-income markets, shifts in macro-economic fundamentals, the risks of short sales, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Managers. No assurance can be given that: (i) the Investment Managers’ investment programs, strategies, decisions and activities will be successful; (ii) the Investment Managers will achieve their return expectations; (iii) the Investment Managers will achieve any return of capital invested; or (iv) investors will not suffer losses from an investment in the Fund. All investments made by the Investment Managers risk the loss of capital. The Investment Managers’ results may vary substantially over time.

Market Risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund’s and the Investment Funds’ investments. In addition, turbulence in financial markets and reduced market liquidity may negatively affect Investment Managers, Investment Funds and issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments were to adversely interrupt the global supply chain, which could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and likely will affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund and its investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund’s or the Investment Funds’ investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Equity Securities. An Investment Fund’s and the Fund’s portfolio may include positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Managers may focus on investments within specific sectors, countries and/or regions. Investment Managers also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

Investment Approach. Investment Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in an Investment Fund, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser periodically receives information from the Investment Fund regarding its investment performance and investment strategies, the Adviser may have little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, and such strategies may involve risks that are not anticipated by the Adviser. Investment Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Fund and the Adviser have no control over an Investment Fund’s investment management, brokerage, custodial arrangements or operations, and must rely on the experience and competency of the Investment Manager in these areas. The performance of the Fund depends on the success of the Adviser in selecting Investment Managers for investment by the Fund and the allocation and reallocation of Fund assets among Investment Managers.

Investment Managers make investment decisions independently of each other so that, at any particular time, Investment Managers may buy, sell or hold similar positions at the same time. Alternatively, an Investment Manager may purchase shares in an issuer that at the same time are being sold by another Investment Manager; transactions of this sort could result in the

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2021 (Unaudited) (continued)

3. Select Risk Factors (continued)

Fund’s directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Fund may make additional investments in or withdraw from Investment Managers only at certain times due to restrictions imposed by the Investment Managers or Investment Funds, the Fund may, from time to time, temporarily invest some of its assets in money market securities, money market funds, or other similar types of investments.

Investment Funds may permit or require that withdrawals or redemptions of interests be made in-kind, or in part in cash and in part in-kind. The Fund may receive securities that are illiquid or difficult to value upon its withdrawal of all or a portion of its interest in an Investment Fund. In addition, Investment Funds may impose so-called “gates,” limiting the proportion of assets investors, including the Fund, may withdraw on any single withdrawal date. The Fund may otherwise not be able to withdraw from an Investment Fund except at specified times, thereby limiting the Adviser’s ability to withdraw assets from an Investment Fund that may have poor performance or for other reasons.

4. Fair Value Disclosures

The Fund discloses the fair value of its investments in accordance with FASB ASC 820-10, “Fair Value Measurements”, which establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). FASB ASC 820-10-35-40 to 54 provides three levels of fair value as listed below.

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the Valuation Committee. The Valuation Committee considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2021 (Unaudited) (continued)

4. Fair Value Disclosures (continued)

The following table presents the investments carried on the Schedule of Investments by level within the valuation hierarchy as of September 30, 2021:

	Level 1	Level 2*	Level 3*	Investments Valued at Net Asset Value	Total
Investments in Securities
Common Stocks[1]	$1,053,206,450	$—	$—	$—	$1,053,206,450
Investment Funds	—	—	—	391,095,995	391,095,995
Total Investments in Securities	$1,053,206,450	$—	$—	$391,095,995	$1,444,302,445

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

5. Investment Advisory and Other Agreements

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. In consideration of services provided, the Fund pays the Adviser a unitary management fee, computed and payable monthly in arrears, at an annual rate of 0.80% of the Fund’s net asset value (the “Unitary Fee”). In turn, the Adviser pays substantially all operating expenses of the Fund, except fees and expenses of the Investment Funds, the fees payable to the Subadvisers, interest expenses, taxes, portfolio transaction-related fees and expenses, costs of borrowing, litigation and indemnification expenses, and any other extraordinary expenses not incurred in the ordinary course of the Fund’s business. For the six months ended September 30, 2021, the Fund accrued fees to the Adviser of $6,069,587, of which $5,041,313 was paid during the period.

Each of Polen, Quantum and Vulcan has been engaged to directly manage specified portions of the Fund’s assets pursuant to subadvisory agreements with each Subadviser (the “Subadvisory Agreements”). In consideration of the subadvisory services provided to the Fund by the Subadvisers, the Fund pays a fee, calculated based on the net asset value of the respective allocated portion of the Fund’s assets, to each Subadviser (the “Subadvisory Fees”). For the six months ended September 30, 2021, the weighted average aggregate fee payable by the Fund to the Subadvisers, calculated at an annual rate, was 0.47% of the allocable portion of the Fund’s assets managed by the Subadvisers. For the six months ended September 30, 2021, the Fund accrued fees to the Subadvisers of $3,069,570, of which $2,279,939 was paid during the period.

For purposes of determining the Unitary Fee payable to the Adviser for any month, “net asset value” means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Shares on such date and before any reduction for any fees and expenses of the Fund. For purposes of determining the Subadvisory Fees payable to each Subadviser, “net asset value” means the total value of the assets of the Fund allocated to the Subadviser as of the end of a month or quarter, as the case may be, less a pro rata portion of all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Fund. The Unitary Fee and the Subadvisory Fees are prorated for any partial period based on the number of days in such period. The Unitary Fee and the Subadvisory Fees are paid to the Adviser and the Subadvisers, respectively, out of the Fund’s assets and, therefore, will decrease the net profits or increase the net losses of the Fund. The Unitary Fee and the Subadvisory Fees are in addition to the asset-based fees, incentive fees or allocations, if applicable, and other expenses charged by the Investment Funds and indirectly borne by investors.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2021 (Unaudited) (continued)

5. Investment Advisory and Other Agreements (continued)

UMB Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. In consideration of these services, the Adviser pays the Administrator, out of the Unitary Fee, certain annual fees subject to a minimum fee of $215,000, in addition to certain other fixed and transactional fees, and reimburses certain of the Administrator’s expenses. During the period ended September 30, 2021, the Adviser paid the Administrator $238,248.

UMB Bank, n.a., an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

6. Federal Income Taxes

The Fund has elected to be treated, and intends to operate in a manner so as to qualify continuously, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that the Fund continues to qualify, the Fund generally will not be subject to U.S. federal income tax on its taxable income and gains that it distributes to investors.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, as amended by Accounting Standards Update 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has concluded there were no uncertain tax positions as of the period ended September 30, 2021 for federal income tax purposes or in the Fund’s major state and local tax jurisdiction of Delaware.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

At September 30, 2021, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$977,643,912
Gross unrealized appreciation	478,792,446
Gross unrealized depreciation	(12,133,913)
Net unrealized appreciation on investments	$466,658,533

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

7. Investment Transactions

For the six months ended September 30, 2021, the purchase and sale of investments in securities, excluding short-term investments and U.S. Government securities, were $200,160,375 and $140,384,600, respectively.

8. Capital Share Transactions

The Fund offers Shares on a continuous basis. Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value per Share.

The Fund, from time to time, may provide liquidity to investors by offering to repurchase Shares pursuant to written tenders by investors. Repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. In determining whether the Fund should repurchase Shares from investors pursuant to written

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2021 (Unaudited) (continued)

8. Capital Share Transactions (continued)

tenders, the Fund’s Board will consider the recommendation of the Adviser. The Adviser expects that each repurchase offer will apply to a predetermined percentage of the net assets of the Fund, and that it will recommend to the Board that the Fund offer to repurchase Shares from investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

The Fund expects that dividends will be paid annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Shares may vary in amount depending on investment income received and expenses of operation; however, in order to continue to qualify as a RIC, substantially all of any taxable net capital gain realized on investments will be paid to investors at least annually.

For the six months ended September 30, 2021, transactions in Shares were as follows:

Shares outstanding, April 1, 2021	94,485,119
Shares issued	9,444,019
Shares reinvested	—
Shares repurchased	(4,702,457)
Shares outstanding, September 30, 2021	99,226,681

9. Indemnification

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the Fund expects the risk of loss from such claims to be remote.

10. Reorganization Information

The Fund is the successor to the Predecessor Funds. In connection with the reorganization of the Predecessor Funds with and into the Fund (the “Reorganization”), the Predecessor Funds transferred substantially all of their assets to the Fund in a tax-free exchange for Shares. The Fund is managed in substantially the same manner, and by the same portfolio management team, as the Predecessor Funds. The Fund’s investment objective and strategies are, in all material respects, substantially identical to those of the Predecessor Funds.

In addition, certain investors also transferred securities in-kind to the Fund in connection with the Reorganization. These investors received a number of Shares with a value equal to that of the securities they delivered to the Fund based on the Fund’s then-current net asset value per Share. Shares issued in connection with in-kind transfers of $251,114,135 are included in the Shares issued balance in the Statement of Changes in Net Assets for the period ended May 1, 2020 through March 31, 2021.

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events to report.

BBR ALO Fund, LLC

Other Information
September 30, 2021 (Unaudited)

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies is available: (i) without charge, upon request, by calling the Fund at (212) 313-9870; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the 12-month period ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at (212) 313-9870; and (ii) on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or by calling the Fund at (212) 313-9870.

Dividend Reinvestment Program

The Fund has adopted a dividend reinvestment plan (the “Plan”) pursuant to which distributions of dividends and capital gains (“Dividends”) paid by the Fund will be automatically reinvested in additional Shares of the Fund by UMB Fund Services, Inc., as agent of the Plan (the “Plan Agent”), unless an investor “opts out” (elects not to reinvest in Shares). An investor that elects not to participate in the Plan will receive Dividends in cash, paid by the Plan Agent, as Dividend disbursing agent, directly to the investor’s account, which will be the same account from which investments and any other payments required as a condition to the investor’s investment in the Fund will be made by the investor. Even if an investor does not participate in the Plan, however, the Fund will have the ability to declare a large portion of Dividends in Shares instead of in cash. The tax treatment of dividends and capital gain distributions will be the same whether the investor takes them in cash or reinvests them to purchase additional Shares.

The Plan Agent serves as agent for the Fund’s investors in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the investors, distribute newly-issued Shares on behalf of the participants. The number of Shares to be issued will be computed at a per share rate equal to the net asset value per Share on the Dividend payment date. There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of investors to reinvest distributions. Additional information regarding the reinvestment of distributions may be obtained by contacting the Adviser at the number noted herein. The Plan Agent’s fees for the handling of reinvestment of Dividends are paid by the Adviser. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

Investors may elect initially not to reinvest by indicating that choice in their subscription agreement. Thereafter, investors are free to change their election at any time by contacting the Adviser at (212) 313-9870. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends.

The Fund reserves the right to amend or terminate the Plan at any time. All correspondence concerning the Plan should be directed to the Adviser at (212) 313-9870.

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Corporate Offices

BBR ALO FUND, LLC
55 East 52nd Street, 18th Floor
New York, New York 10055

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, Wisconsin 53212
Phone: (414) 299-2200

Custodian Bank

UMB Bank, N.A.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue,
New York, New York 10017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant's most recent annual report on Form N-CSR, filed with the Securities and Exchange Commission on June 7, 2021.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	BBR ALO FUND, LLC

By (Signature and Title)	/s/ Barry M. Klayman
Barry M. Klayman
Principal Executive Officer

Date	December 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Barry M. Klayman
Barry M. Klayman,
Principal Executive Officer

Date	December 9, 2021

By (Signature and Title)	/s/Mark Muffler
Mark Muffler
Principal Accounting Officer
(Principal Financial Officer)

Date	December 9, 2021